Exhibit 99.2
                        SIGNATURES


GSC Recovery IIA, L.P.
By:  GSC Recovery IIA GP, L.P., its general partner
By:  GSC RIIA, LLC, its general partner
By:  GSCP (NJ) Holdings, L.P., its sole member
By:  GSCP (NJ), Inc., its general partner

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSC Recovery IIA GP, L.P.
By:  GSC RIIA, LLC
By:  GSCP (NJ) Holdings, L.P., its sole member
By:  GSCP (NJ), Inc., its general partner

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSC RIIA, LLC
By:  GSCP (NJ) Holdings, L.P., its sole member
By:  GSCP (NJ), Inc., its general partner

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSCP (NJ), L.P.
By:  GSCP (NJ), Inc., its general partner

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSCP (NJ) Holdings, L.P.
By:  GSCP (NJ), Inc., its general partner

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSCP (NJ), Inc.

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSC Group, Inc.

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: General Counsel


GSC Active Partners Holdings, L.P.
By:  GSC Active Partners, Inc., its general partner

By:  /s/ Eric Rubenfeld           02/16/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: Secretary


GSC Active Partners, Inc.

By:  /s/ Eric Rubenfeld           02/12/10
     ------------------------------------------
     Name:  Eric Rubenfeld          Date
     Title: Secretary


Alfred C. Eckert III

By:  /s/ Alfred C. Eckert III     02/16/10
     ---------------------------------------------
                                    Date